Noncontrolling Interest (Tables)	12 Months Ended
Dec. 31, 2019
Noncontrolling Interest [Abstract]
Schedule of earning per share basic and diluted
As of December 31, 2019, the Group’s noncontrolling interest mainly included equity interest in Nonolive, Shuangsi and DouYu Japan. The following schedule shows the effects of changes in the ownership interest of the Company in its subsidiaries on equity attributed to DouYu for the years ended December 31, 2017, 2018 and 2019.
Below are the changes in the Group’s ownership in its subsidiary on the Group’s equity.

	Years ended December 31,
	2017	2018	2019
	RMB	RMB	RMB

Net income (loss) attributable to DouYu’s ordinary shareholders	(612,897,944)	(876,279,828)	39,753,232
Transfers to noncontrolling interest
Decrease in DouYu’s additional paid-in capital due to vest of Gogo Glocal’s noncontrolling interest restricted shares (Note 15)	—	—	(22,209,344)
Decrease in DouYu’s additional paid-in capital for acquisition of shares of Gogo Glocal’s noncontrolling interest (1)	—	—	(11,107,350)
Net transfers to noncontrolling interest	—	—	(33,316,694)
Change from net income attribute to DouYu and transfers to noncontrolling interest	(612,897,944)	(876,279,828)	6,436,538

In October, 2019, the Group purchased 444,444 ordinary shares from the founders of Gogo Glocal with cash consideration of US
$
2,760,025 (equivalent of RMB19,520,000)
 at a fair value of
RMB
43.92 per share. See details in Note 15 II. Non-vested Gogo Glocal restricted shares. As a result, additional paid-in capital increased and the value of the noncontrolling interest decreased.